LANDSTAR INC ANNOUNCES THAT DATA443 HAS SIGNED AN EXCLUSIVE

GLOBAL AGREEMENT WITH ARCMAIL

Two-Year Agreement with Leading Provider of Enterprise Information and Email Archiving

Solutions Brings Strong Revenue Growth and Customer Expansion Opportunity

RALEIGH, N.C., February 11, 2019 - LandStar, Inc. (OTCPK: LDSR) (“LandStar” or the “Company”), the parent company of Data443™ Risk Mitigation, Inc. (“Data443”), a leading data security and privacy company, today announced that the Company has signed a two-year exclusive partnership agreement (the “Agreement”) with ArcMail, a leading provider of enterprise information and email archiving solutions for businesses of all sizes across a wide range of vertical markets. The Agreement is anticipated to add $2 million in revenue over the next twelve months for Data443 and enables cross-selling to its large existing customer base. The product line will be offered immediately to the International reseller and VAR channel that Data443 has established.

Founded in 2005, ArcMail is a pioneer and leader in the enterprise information and email archiving market. ArcMail offers customers a broad array of cost-effective, easy-to-use archiving solutions with comprehensive and tailorable features that ensure secure, compliant email, file, and other electronic data retention, storage, and retrieval. ArcMail solutions support all eDiscovery requests for electronically stored information for all regulated industries – Data Privacy, Healthcare, Financial Services, Legal Services, Government and Education. Key ArcMail product features include full-text indexing; granular retention rules; secure and customizable access and permissions; basic and advanced Boolean search; litigation and legal holds; and extensive import and export capabilities that accelerate and simplify eDiscovery requests and compliance audits.

Jason Remillard, CEO and President of LandStar, Inc. and founder of Data443, commented, “This technology is a key component of our Data Privacy and Governance offerings. Data search, retention and classification are all core tenants of any security program. One of the major attractive features of ArcMail’s technology is its ease of speed of deployment and immediate cost savings. Our cloud-based offerings will be expanded and integrated with this new technology.”

Rory Welch, President and CEO of ArcMail, stated, “We are thrilled to be teaming up with Jason and the Data443 team. This Agreement reflects the incredible value of a combined offering to take advantage of industry demand. We’ve been following the Data443 story for some time and are excited to be a part of Jason’s vision of building a suite of products that addresses growing global compliance and governance requirements. At ArcMail, we’ve always embraced these types of opportunities to work with our customers and bring them peace of mind.”

The ArcMail transaction is the latest in a series of transactions made by Data443 as it continues its path to scale the business, grow its customer base, and bring meaningful, high margin revenues to the Company. In October 2018, Data443 announced the acquisition of ARALOC, an industry-leading secure digital content distribution and communications platform that protects an organization’s confidential content and intellectual property assets from leakage – malicious or accidental – without impacting communications and collaboration between all stakeholders. In November 2018, Data443 announced a letter of intent to acquire N8 Identity, a leader in agile, cloud-based identity governance solutions.

“Whenever we evaluate partnerships, acquisitions, or licenses, we look for opportunities to find complementary technologies and skill-sets that can easily fit and rapidly enhance our market positioning, provide a healthy customer base, and are accretive to our bottom-line .. ArcMail satisfied all of these factors, particularly within its utility for GDPR compliance, as well as the forthcoming California Consumer Privacy Act, along with several other states with similar proposed legislation. Partnering with a company like ArcMail, combined with our recent achievements, is a significant milestone on our roadmap to becoming a leader in the data security industry,” concluded Mr. Remillard. The agreement includes a purchase option after year two.

Data Sources
Server-Based Email
SharePoint
Cloud-Based Email
File System
Salesforce Chatter™
Other Sources
ArcMail Archiver
Social Media
Fully Hosted
Virtual Appliance
Cloud/Local Hybrid
Defender Appliance
Deployment Methods

About ArcMail Technology

ArcMail is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions. Honored with the Network Products Guide Product Innovation Award, ArcMail was founded to help companies and public sector organizations implement effective email archiving programs, boost email server performance and satisfy regulatory requirements. With the rapid growth of email usage, the Shreveport, LA-based company addresses a need for simple, secure email archiving that is affordable for small businesses yet robust enough to handle the demands of enterprise companies and government entities. ArcMail’s solution, the Defender, was developed to provide cost-effective email archiving hardware that improves the user experience, reduces the load on IT resources and safely secures the business information contained in emails, all in an easy-to-use appliance. We believe the Defender is the best email archiving solution for organizations with anywhere from 5 to 50,000+ mailboxes across a broad section of industries. ArcMail has also been listed by leading business analyst companies who report on email archiving appliance vendors. For more information, please visit www.arcmail.com.

About LandStar, Inc.

LandStar, Inc. (OTCPK: LDSR), through its wholly owned subsidiary DATA443™ Risk Mitigation, Inc., enables secure data – across local devices, network, cloud, and databases – at rest and in flight. ClassiDocs™, the company’s award-winning data classification and governance technology, supports CCPA, LGPD and GDPR compliance. The market leading ARALOC™ platform is a highly secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders. The WordPress GDPR Framework enables organizations of all sizes to comply with the GDPR and other privacy frameworks. Privacy Manager™ is integrated with ClassiDocs to process DSARs, removal requests and inventory portions of privacy compliance regulations such as GDPR, CCPA and more. ClassiDocs™ for Blockchain provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks. For more information, please visit http://www.data443.com

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding LandStar’s plans, objectives, future opportunities for LandStar’s services, future financial performance and operating results and any other statements regarding LandStar’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond LandStar’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to the operations of LandStar; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; cybersecurity risk; and, anti-takeover measures in our charter documents. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019.

Any forward-looking statement is made only as of the date of which such statement is made. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Data443™, ClassiDocs™ and ARALOC™ are registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

All other trademarks cited herein are the property of their respective owners.

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Investor Relations Contact:

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data443@plrinvest.com

212.564.4700

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